North Star Opportunity Fund

(the “Opportunity Fund”)

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX))

Supplement dated March 14, 2019

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated April 1, 2018

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Advisory Fee and Expense Cap

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23-24, 2018, the Board approved the addition of a breakpoint in the advisory fee for the Opportunity Fund as well as a reduction in the Opportunity Fund’s expense cap each in connection with the reorganization of the Regal Total Return Fund into the Opportunity Fund effective upon completion of the reorganization.

Effective February 19, 2019, the advisory fee for the Opportunity Fund is 1.00% on the first $100,000,000 of net assets and 0.90% thereafter. Additionally, North Star has contractually agreed to waive fees or reimburse expenses so that total annual operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.55%, 1.30% and 1.55% of the Fund’s average net assets, for Class A shares, Class I shares and Class R shares, respectively, at least through March 31, 2021.

Accordingly, disclosure in the Fund’s current prospectus and SAI are revised as follows:

Prospectus

Summary Section – Fees and Expenses of the Opportunity Fund

The fee table and expense example in the prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	1.00%(1)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%(2)	1.00%(2)	1.00%(2)
Distribution and Service (Rule 12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.68%	1.43%	1.68%
Less: Fee waivers and/or expense reimbursements	(0.12)%	(0.12)%	(0.12)%
Total net annual fund operating expenses (after waivers/reimbursements)(4)	1.56%	1.31%	1.56%
(1)	Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.
(2)	The advisory fee for the Opportunity Fund is 1.00% on the first $100,000,000 of net assets and 0.90% thereafter.
(3)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Opportunity Fund and is not a direct expense incurred by the Opportunity Fund or deducted from the Opportunity Fund assets. The operating expenses in this fee table will not correlate to the expense ratio in the Opportunity Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Opportunity Fund.

(4)	Pursuant to an operating expense limitation agreement between North Star and the Trust, North Star has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) at least until March 31, 2021, such that net annual fund operating expenses of the Opportunity Fund do not exceed 1.55%, 1.30% and 1.55% of the Opportunity Fund’s average net assets, for Class A shares, Class I shares and Class R shares, respectively. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. North Star is permitted to receive reimbursement from the Opportunity Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Opportunity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$725	$1,063	$1,424	$2,438
Class I	$132	$441	$770	$1,703
Class R	$159	$518	$901	$1,977

Management of the Funds - The Adviser

Disclosure in this section of the prospectus is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) with North Star Investment Management Corp., (the “Adviser”) located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606, under which the Adviser manages each Fund’s investments subject to the supervision of the Board of Trustees. The Adviser offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser. As of December 31, 2017 the Adviser managed approximately $1.3 billion in assets. Under the Advisory Agreement, the Dividend Fund and Micro Cap Fund each compensate the Adviser for its investment advisory services at the annual rate of 1.00% of each Fund’s average daily net assets, payable on a monthly basis while the Bond Fund compensates the Adviser for its investment advisory services at the annual rate of 0.85% of the Bond Fund’s average daily net assets, payable on a monthly basis. Under the Advisory Agreement, the Opportunity Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% on the first $100,000,000 the Fund’s average daily net assets and 0.90% thereafter.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with its investment objective and policies using the approach discussed in the “Overview” section of this Prospectus. The Adviser also maintains related records for the Funds.

Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.74% and 1.99% of the Micro Cap Fund’s average net assets for Class I shares and Class R shares, respectively, 1.74% and 1.99% of the Dividend Fund’s average net assets for Class I shares and Class R shares, respectively, exceed 1.55%, 1.30% and 1.55% of the Opportunity Fund’s average net assets, for Class A, Class I and Class R shares respectively, and 1.79% of the Bond Fund’s average net assets for Class I shares through March 31, 2019 (through March 31, 2021 in the case of the Opportunity Fund) subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the fiscal period ended November 30, 2017 the Adviser received an annual advisory fee net of any fee waivers and expense reimbursements equal to 1.00% of each of the Dividend Fund’s, Micro Cap Fund’s and Opportunity Fund’s average daily net assets. For the fiscal period ended November 30, 2017 the Adviser received an annual advisory fee net of any fee waivers and expense reimbursements equal to 0.93% of the Bond Fund’s average daily net assets which includes 0.08% in recouped management fees in accordance with the operating expense limitation agreement.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Advisory Agreement for the Micro Cap Fund, Dividend Fund, Opportunity Fund and Bond Fund is available in the annual report to shareholders dated November 30, 2018.

Statement of Additional Information

Management of the Funds - Investment Adviser

The fourth paragraph and table in this section of the SAI are deleted in their entirety and replaced with the following:

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Funds and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.  Pursuant to the Advisory Agreement, the North Star Micro Cap Fund, and the North Star Dividend Fund pay the Adviser a management fee at the annual rate of 1.00% of each Fund’s average daily net assets. Pursuant to the Advisory Agreement, the North Star Bond Fund pays the Adviser a management fee at the annual rate of 0.85% of the North Star Bond Fund’s average daily net assets. Pursuant to the Advisory Agreement, the North Star Opportunity Fund pays the Adviser a management fee at the annual rate of 1.00% on the first $100,000,000 the Fund’s average daily net assets and 0.90% thereafter. The fee is computed daily and payable monthly The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) at least until March 31, 2019 (March 31, 2021 in the case of the North Star Opportunity Fund), such that net annual fund operating expenses of each Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and increase its performance.

North Star Micro Cap Fund	Expense Limitation
Class I	1.74%
Class R	1.99%
North Star Dividend Fund	Expense Limitation
Class I	1.74%
Class R	1.99%
North Star Opportunity Fund	Expense Limitation
Class A	1.55%
Class I	1.30%
Class R	1.55%
North Star Bond Fund	Expense Limitation
Class I	1.79%

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2018, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.